Supplement dated October 30, 2002
                        to Prospectuses dated May 1, 2002
                    and to Plus Prospectus dated May 10, 2002

 Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts and Modified Single Payment Combination Fixed and Variable Life Insurance Contracts

                                    issued by

                      The Sage Variable Annuity Account A,
                      The Sage Variable Life Account A, and
                      Sage Life Assurance of America, Inc.


         This Supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or your prospectus for the modified single payment combination fixed and variable life insurance contract. This Supplement supersedes and replaces the Supplement dated August 23, 2002. The terms of this Supplement are effective as of the date of this Supplement and reflect important developments since the May 1, 2002, the effective date of the prospectuses (or May 10, 2002, for the Plus prospectus). Accordingly, we are updating Section 12 in your annuity prospectus ("Additional Information About Sage Life Assurance of America, Inc."), or Part II in your life insurance prospectus "Additional Information"), as the case may be. The text that follows supersedes the corresponding subsections in your May prospectus.


HISTORY AND BUSINESS

General

         Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York State, its wholly owned subsidiary, Sage Life Assurance Company of New York has applied to the New York Insurance Department for an insurance license.

         Effective December 31, 1996, the Company was acquired from Security First Life Insurance Company ("SFLIC") by Sage Insurance Group Inc. ("SIGI"), a wholly-owned subsidiary of Sage Group Ltd. ("Sage Group"). As part of the purchase agreement with SFLIC, all of the insurance business of the Company, which was then known as Fidelity Standard Life Insurance Company, was transferred to SFLIC. As a result, Sage Life (as renamed) was established as a new company, with no insurance business on its books. Our business plan is to develop new variable insurance products and sell them through independent distributors. In order to do so, it was important that we secure strong financial ratings from the insurance rating agencies, which necessitated our search for a financially strong strategic partner for the Company.

         Effective December 31, 1998, Sage Group entered into such a relationship with Swiss Re Life and Health America, Inc. ("Swiss Re," formerly Life Reassurance Corporation of America). Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. Pursuant to the terms of a Preferred Stock Purchase
Agreement, Swiss Re invested $12,500,000 in non-voting, non-redeemable cumulative preferred stock of Sage Life Holdings of America, Inc. ("Sage Life Holdings"), a new company formed for the purpose of this investment. Sage Life Holdings became our immediate parent and a subsidiary of SIGI. During 2000, Swiss Re exchanged a portion of the preferred stock it had acquired for shares of a separate class of common stock of Sage Life Holdings, which provides Swiss Re with 9.9% of the voting rights. As a result, SIGI holds 90.1% of the voting rights of Sage Life Holdings.

         Sage Group, our ultimate parent, is a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

Segment Information


         We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future, including combination fixed and variable immediate annuities.


Products and Distribution

         Our ongoing business strategy continues to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by variable and fixed accounts backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we conduct. To date, we have focused our attention on our variable annuity products, and have not actively promoted our variable life insurance products. Accordingly, we have issued a very limited number of variable life insurance Contracts.

         Our initial marketing focus has been to secure distribution agreements with banks, financial planning companies and regional broker-dealers, and to commence distribution of our products through these channels. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

         In order to support our distribution plans, SIGI established Sage Distributors Inc., ("Sage Distributors") to act as the principal securities underwriter of our Contracts. Effective July 24, 2000, we entered into a distribution agreement with Sage Distributors (the "Underwriting Agreement") whereby Sage Distributors is permitted to enter into selling agreements with unaffiliated broker-dealers whose registered representatives sell our products to the public. The Underwriting Agreement provides that Sage Distributors receive no compensation for providing underwriting services to the Company and that Sage Distributors is responsible for all of its costs in marketing our products, except for any commissions payable to registered representatives of Sage Distributors. Since Sage Distributors has inadequate revenues with which to cover these marketing and distribution costs, SIGI has historically undertaken to fund these expenses under the terms of an Expense Reimbursement Agreement between SIGI and Sage Distributors. The Company, Sage Distributors and SIGI are now proposing to amend the Underwriting Agreement and Expense Reimbursement Agreement so that the Company will bear, subject to certain limitations, the full costs of its marketing and distribution effective October 1, 2002. These amendments are discussed in more detail in the "Marketing and Distribution Expenses" subsection of the "Liquidity and Capital Resources" section that follows.

Rating Agencies

         The Company's financial ratings are important in its ability to accumulate and retain assets. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products.

         On August 20, 2002, Fitch Ratings lowered its rating of the Company from "AA-" (Very Strong) to "A" (Strong). On October 2, 2002, A.M. Best Company lowered its rating of the Company from "A" (Excellent) to "A-" (Excellent) and the current rating remains under review with "developing implications." These ratings have the following meanings:

o "A" (Strong) per Fitch Ratings: "Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small."

o "A-"(Excellent) per A.M. Best Company: "Assigned to companies which have, on balance, excellent balance sheet strength, operating performance and business profile when compared to the standards established by the A.M. Best Company. These companies, in [A.M. Best Company's] opinion, have a strong ability to meet their ongoing obligations to policyholders."

         The rating declines noted above are related to matters disclosed in the "Liquidity and Capital Resources" section that follows, including uncertainty about the future ownership of the Company and, in the case of Fitch Ratings, a further factor was an industry-wide rating review of U.S. life insurance companies. To date, the Company has not experienced any significant negative effects (e.g., levels of sales have remained stable, distributors have not terminated selling agreements or removed us from their "preferred" lists) following these rating declines. There can be no assurances that the rating agencies will not further lower our ratings. If any of our ratings were lowered from their current levels, sales of our products and our relationships with distributors could be adversely affected.

         Future changes to Sage Life's ratings, if any, will be available to you by (1) consulting our website online at http://www.SageLife.com, or (2) e-mailing us at service@sageusa.com, or (3) telephoning our Customer Service Center at (877) 835-7243.

Competition

         We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual and other types of insurers in the life insurance business in the United States of which approximately 230 write variable products business. A substantial number of these entities are significantly larger than us. We are one of the few life insurers confining our activities to the marketing of separate account variable insurance products.

Employees

         At June 30, 2002, we had 66 salaried employees, which we believe is adequate to meet our obligations to Contract owners and service our distributors. Many of our employees also perform duties for affiliated companies. The salary obligations for these employees are shared amongst us and these companies according to the terms of a Cost Sharing Agreement that was filed with the Delaware Insurance Department.

SELECTED FINANCIAL DATA



         The following table summarizes information with respect to our operations. The Selected Financial Data should be read in conjunction with the financial statements and the notes thereto contained in your May 2002 prospectus, and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated.






                                  --------------
                                     Six Months
                                      Ended                          Twelve Months Ended December 31 (Audited)
                                     June 30
                                   (Unaudited)
                                       2002            2001              2000            1999           1998            1997
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
Statement of Operations Data:
Revenues:
   Net investment income                $782,184       $2,108,497        $1,888,172     $1,290,196     $1,243,522        $989,494
   Realized capital gains              (910,840)           14,088                 -              -              -               -
   Administrative service fees            17,240           39,260            49,940         37,671              -               -
   Contract charges and fees             264,827          108,986             3,979            861              -               -
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
       Total revenues                    153,411        2,270,831         1,942,091      1,328,728      1,243,522         989,494

Benefits and expenses:
    Contract owner benefits              701,982        1,078,918           490,964              -              -               -
    Acquisition expenses                 460,558         (50,182)                 -              -              -               -
    Goodwill amortization                      -          217,378           234,468        234,468        548,818         325,406
    General  and  administrative       4,599,693        8,303,361         5,969,108      5,521,186      1,263,678       1,015,874
   Expenses
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
       Total benefits & expenses       5,762,233        9,549,475         6,694,540      5,755,654      1,812,496       1,341,280
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------

Loss  before  cumulative  effect       (5,608,822)    (7,278,644)       (4,752,449)    (4,426,926)      (568,974)       (351,786)
adjustment

Cumulative effect adjustment                   -
   for change in accounting for                                 -                 -    (4,269,488)              -               -
   development costs
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
        Net loss                    $(5,608,822)     $(7,278,644)     $ (4,752,449)   $(8,696,414)     $(568,974)     $ (351,786)
                                  =============== ================ ================= ============== ============== ===============
                                  =============== ================ ================= ============== ============== ===============

Balance Sheet Data:
Total Assets                        $147,514,592     $114,237,585       $54,726,227    $31,736,580    $36,542,531     $36,688,739
                                  =============== ================ ================= ============== ============== ===============
                                  =============== ================ ================= ============== ============== ===============

Total Liabilities                   $115,880,280      $82,330,012       $22,209,130       $233,435        $70,474      $3,486,311
                                  =============== ================ ================= ============== ============== ===============
                                  =============== ================ ================= ============== ============== ===============

Total Stockholder's Equity           $31,634,312      $31,907,573       $32,517,097    $31,503,145    $36,472,057     $33,202,428
                                  =============== ================ ================= ============== ============== ===============
                                  =============== ================ ================= ============== ============== ===============

Written Premiums  (1)
       Gross                         $42,662,783      $68,900,272       $21,109,921        $79,942             $-              $-
       Reinsurance
     - Current Year (2)             (33,297,709)     (39,969,620)      (14,106,155)        (4,200)             $-              $-
     - Retroactive (3)               (9,312,250)               --                --             --             $-              $-
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
                                  --------------- ---------------- ----------------- -------------- -------------- ---------------
       Net                               $52,824      $28,930,652        $7,003,766        $75,742             $-              $-
                                  =============== ================ ================= ============== ============== ===============


(1) Under accounting principles generally accepted in the United States, premiums from the types of products sold by the Company are not reported as revenue.

(2) In 2000, the Company entered into a multi-year modified coinsurance agreement whereby a significant portion of the Company's variable insurance business is ceded to Swiss Re on a quota share basis. This arrangement is more fully described in the "Reinsurance" subsection below. Additionally, the Company reinsures risks associated with guaranteed death benefits, as well as other contract guarantees, with highly rated reinsurance companies.

(3) During the first quarter of 2002, the Company's reinsurance agreement with Swiss Re was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. This retroactive amendment resulted in a reduction of written premium, contract charges and contract owner benefits relating to such previously issued Contracts of approximately $9,312,250, $8,000 and $5,000, respectively, for the quarter ended March 31, 2002.

--------------------------------------------------------------------------------

          Management's Discussion and Analysis of Financial Condition
                           and Results of Operations

         Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements and notes thereto contained your May 2002 prospectus and the Selected Financial Data presented above.

Results of Operations

         Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from Contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from Contract owners are flat fees assessed on each Contract's anniversary date. Accordingly, the aggregate amount of these fees received by the Company varies according to the number of Contracts in force during the course of the year.

         Net investment income includes interest earned on the Company's general account assets and Contract owner assets in the fixed sub-accounts of the separate account. The increases in net investment income are primarily attributable to the increase in assets in the fixed sub-accounts. Prior to June 30, 2000, we sold a limited number of Contracts as we focused most of our efforts on obtaining strong ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Premiums continue to show significant growth; however, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

         The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 66 at June 30, 2002, as compared to 65 at December 31, 2001, 38 at December 31, 2000, and 24 at December 31, 1999.

Liquidity and Capital Resources

         Funding of Cash Needs. Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and funding of our business acquisition expenses and other daily operations. To date, our cash needs have been met primarily through capital contributions from Sage Group and Sage Life Holdings, the funding of our commission and acquisition expenses through a modified coinsurance arrangement with Swiss Re (the "Modco Agreement," more fully discussed in the subsection entitled "Reinsurance"), and through interest income on the invested assets of the general and fixed sub-accounts.

         As indicated in the May 2002 prospectus, it had become clear that the Company's cash needs could not be fully met solely by the methods mentioned above. Accordingly, compliance with capital commitments noted below required that additional sources of capital be obtained. As of September 2001, Sage Group began actively exploring a variety of alternatives for our current and future cash needs. Sage Group had been and is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs, other than with funds raised through capital issues denominated in currencies other than the South African rand. Furthermore, Sage Group's current ability to issue stock outside of South Africa has been hindered by a severe devaluation of the South African rand relative to the United States dollar and a decrease in its stock price reflective of a general decline of financial services stocks in South Africa and elsewhere. Consequently, Sage Group has not issued new securities in the international markets to provide for our cash needs.

         Following certain recent developments (more fully discussed in the "Capital Commitments" sub-section below), Sage Group accelerated its capital-raising efforts in August 2002 by appointing Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to explore transactions involving a number of alternative strategic approaches, including future financing of our cash needs through a strategic partnership or the outright sale of Sage Group's interests in the Company. To date, Merrill Lynch has, with management's assistance, identified potential interested parties, solicited interest and commenced meetings of such interested parties with management.

         Sage Group has not yet finalized negotiations with any strategic investor and there can be no assurance that they will be successful in these capital-raising efforts. Although, our future marketing efforts and results of operations could be adversely affected if Sage Group and/or its affiliates are unable to raise additional funding, the Company believes that our ability to meet obligations to Contract owners should not be affected. Moreover, management believes the Company has adequate capital resources to meet its Contract servicing obligations.

         Capital Commitments. In 1997, pursuant to a commitment to the Michigan Insurance Department in connection with our application to renew our insurance license in that state, the statutory capital and surplus of the Company was increased to $25 million by a capital contribution from Sage Group. In 1998, Sage Life Holdings further committed to maintaining this $25 million level of capital and surplus pursuant to the terms of the Preferred Stock Purchase Agreement with Swiss Re.

         Earlier projections we had developed indicated that we would require additional capital during the first quarter of 2003 to enable us to maintain our $25 million commitments to Michigan and Swiss Re. However, events in the six months ended June 30, 2002 - including the diminution in the value of our holdings in two formerly highly-rated debt securities, lower than projected levels of asset based fees due to depressed equity markets, lower than projected sales levels, and a slower reduction in expenses than anticipated - have all contributed to higher than expected net cash outflows and a reduction in capital levels. As a result, as reported in our Form 10-Q for the quarter ended June 30, 2002, filed with the SEC on August 19, 2002, our statutory capital and surplus declined to approximately $24,755,000 in July 2002. Net cash flows necessary to support our current operations, underwriting and marketing activities (including the costs of our distribution more fully described in the "Marketing and Distribution Expenses" sub-section below) are approximately $800,000 per month.

         Under the terms of the original Preferred Stock Purchase Agreement, if our statutory-basis capital and surplus fell below $25 million and remained uncured for 60 days then, subject to obtaining regulatory approval, each share of Swiss Re preferred stock would be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. In response to the developments noted above, Sage Group conferred with Swiss Re and on September 30, 2002 reached an agreement to amend certain terms of the Preferred Stock Purchase Agreement. The required minimum level for the Company's statutory capital and surplus was reduced from $25 to $20 million, subject to the elimination of any cure rights with respect to the new minimum capital level. In the agreement, Swiss Re stated that "we agree with your assessment that Sage Life appears to be very well capitalized on a statutory basis."

         In addition, Swiss Re also agreed to defer the December 31, 2002 dividends payable (by Sage Life Holdings) with respect to its preferred shares until the earlier of June 30, 2003 or the closing of any material financing or sale of any material component of the Company's business. Further, Swiss Re and Sage Group agreed that Swiss Re would remain actively involved in Sage Group's capital raising activities and be consulted on material decisions affecting the Company's business.

         Officials in the Company Regulation Bureau of the Delaware Insurance Department, our primary state regulator, were made aware of these developments and of our capital-raising efforts. We also contacted officials in the Company Regulation Bureau of the Michigan Insurance Department to inform them that our statutory capital and surplus had fallen below $25 million, as committed to them, and of our capital-raising initiatives. The Michigan Insurance Department has not restricted our license, and we have agreed to keep them informed of our capital-raising activities.

         Marketing and Distribution Expenses. As discussed under "Products and Distribution" above, a large part of our marketing and distribution expenses to date have been borne by Sage Distributors under the Underwriting Agreement and funded by SIGI under the Expense Reimbursement Agreement. Currently, these marketing and distribution expenses are approximately $550,000 per month. As discussed in the "Funding of Cash Needs" section above, Sage Group currently is not in a position to fund our marketing and distribution costs allocated to Sage Distributors under the Underwriting Agreement. Accordingly, we have determined that the terms of the agreement should be amended in order that Sage Life becomes responsible for payment of the marketing and distribution expenses for its products. As the Underwriting Agreement is an agreement with an affiliate, we are submitting the proposed amendment to the Delaware Insurance Department. Our current projections indicate that if the amendment becomes effective October 1, 2002, as requested, then the Company's statutory capital and surplus would fall below $20 million during the first quarter of 2003. If the Delaware Department of Insurance does not approve the proposed amendment to the Underwriting Agreement and the capital raising efforts are unsuccessful, Sage Group will have to consider whether to limit the underwriting and marketing activities of the Company. As discussed above, Sage Group is actively seeking additional capital that would enable it to fund our future cash needs and pursue our longer-term marketing and underwriting plans.

         Contract Obligations and Customer Service. With regard to Contract owners, our obligation under their Contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and
(2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the Contracts to which they relate, are not chargeable with any of our other liabilities. Further, guarantees under the Contracts that are supported by assets in our general account are 100% reinsured. Accordingly, the Company believes that, notwithstanding the Company's current capital situation and the possible scenarios in the event it shall not be able to raise additional capital, the Company will remain able to meet cash claims by Contract owners in the event of surrenders, partial withdrawals or other benefits. The Company believes that these Contract obligations will be met regardless of whether the Company is sold, or if an investor acquires a sufficient amount of the Company's equity to have control of the Company, or if Swiss Re assumes control of the Company. During any such change in control, it is possible that customer service could be adversely affected due to the transitions; however, management believes the Company will nevertheless be adequately capitalized to maintain its historical level of customer service.


Reinsurance

         At the date of issue, the Company's variable insurance products result in a net cash outflow in that 100% of Contract owner premiums received by the Company are invested in separate accounts supporting the Contracts, leaving a cash strain caused by the payment of commissions and other policy acquisition expenses. In 2000, we entered into a multi-year modified coinsurance agreement under which we cede a significant portion of our variable insurance business to Swiss Re. Depending on the product, the Company cedes to Swiss Re between 65% to 81% of Contract revenues and related expenses in return for an expense allowance from Swiss Re that substantially covers commission and other Contract acquisition costs. This Modco Agreement provides us with additional capacity for growth by substantially funding our cash flow strain from new business.

         In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the Contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks.

         Reinsurance does not relieve us from our obligations to Contract owners. We remain primarily liable to the Contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

         The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, are estimated to be sufficient to meet our Contract obligations at their maturities or in the event of the covered person's death.

Critical Accounting Policies

         We amortize deferred acquisition costs ("DAC"), deferred gains arising from the Modco agreement, and unearned revenue over the life of our Contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including persistency, growth rate of elected investment options, and the level of expense required to maintain the Contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the Contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. As at June 30, 2002, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of Contracts in force. Assumptions about future experience have not been revised.

Investments

         As of September 30, 2002, our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

         We are subject to state regulatory restrictions that limit the maximum amount of dividends we may pay. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At June 30, 2002, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities, as we did not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

         We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported Contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

         In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

         Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Before January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

         Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

         On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At June 30, 2002, our total adjusted capital exceeded RBC requirements.

         Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and liabilities, and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

         Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:
1) regulation of insurance; 2) company solvency; 3) employee benefit regulation;
4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.